Building Held for Sale	12 Months Ended
Dec. 31, 2015
Building Held for Sale [Abstract]
Building Held for Sale
(16) Building Held for Sale

During 2013, Trustco entered into an agreement to sell a building that was to be used as the regional operations center in Florida to a third party purchaser for approximately $5.0 million. As of December 31, 2013, the carrying value of the building was approximately $3.2 million and the building was held for sale and included in Other Assets in the Consolidated Statement of Financial Condition. The sale occurred during 2014 and the Company recognized a gain of $1.6 million in 2014, which is included in other noninterest income in the Consolidated Statement of Income.